EXHIBIT 99.3 April 24, 2015 1st Quarter 2015 Earnings Conference Call

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Peter Oleksiak – Senior Vice President and CFO • Jeff Jewell – Vice President and Controller • Mark Rolling – Vice President and Treasurer • Anastasia Minor – Executive Director, Investor Relations Participants 3

• Overview • First Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 4

Our business strategy is fundamental to how we create value for our investors 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet  Utility growth plan driven by infrastructure investments  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings

We continue to make progress on many fronts Michigan energy policy 2015 utility rate orders DTE Electric gas plant acquisitions Non-utility projects ‒ Millennium successful open season ‒ NEXUS Pipeline FERC pre-filing process ‒ 8MW on-site cogeneration project in-service ‒ REF updates 6

Michigan’s economy has been revitalized and the City of Detroit is continuing its economic rebirth 7 Unemployment rate in Michigan lowest since 2001 Michigan improved 8 spots in state ranking of growth in Real Gross Domestic Product* Detroit metro area ranks 8th in the U.S. for number of new or expansion projects** Detroit Mayor Mike Duggan is focused on improving city services, education and information technology * Source: State of Michigan website (2013 ranking vs. 2012 ranking) ** Source: Site Selection magazine, March 2015

Michigan energy policy reform taking shape in 2015 8 Governor Rick Snyder Representative Aric Nesbitt Senator Mike Nofs “I am calling for the legislature to help us reform this system before the summer break, so that we can give ourselves as much time as possible to make a smooth transition.” Governor Rick Snyder, March 2015 “We need to make sure that Michigan has an environment where investments in new generation and energy efficiency continue.” Representative Aric Nesbitt, March 2015 Energy Policy Committee Chair “We've got to get our policy in line, give (energy companies) the flexibility so that whatever (the EPA’s) final rule is, they'll be able to react and already be planning.” Senator Mike Nofs, January 2015 Energy & Technology Committee Chair

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to delivering 5% to 6% operating EPS* growth $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend Actuals Forecast Operating EPS* 6.7% CAGR 2009 – 2014 Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) Guidance midpoint 9

We remain confident in our 2015 operating EPS* guidance (millions, except EPS) 2015 Guidance 2015 YTD Actuals* 10 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 80 - 88 90 - 100 (50) - (46) $802 - $846 $4.48 - $4.72 $0 $802 - $846 179 $4.48 - $4.72 $136 111 27 33 (25) $282 $1.58 $12 $294 178 $1.65

• Overview • First Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 11

12 DTE Energy First Quarter 2015 Operating Earnings Variance 1Q 2014 1Q 2015 Change DTE Electric 136$ 136$ -$ DTE Gas 129 111 (18) Gas Storage & Pipelines 21 27 6 Power & Industrial Projects 15 33 18 Corporate & Other (9) (25) (16) Growth segments** 292$ 282$ (10)$ Growth segments operating EPS 1.64$ 1.58$ (0.06)$ Energy Trading 8$ 12$ 4$ DTE Energy 300$ 294$ (6)$ Operating EPS 1.69$ 1.65$ (0.04)$ Avg. Shares Outstanding 177 178 Operating Earnings* (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers DTE Electric • Rate base growth expense offset by lower O&M in 1Q 2015 DTE Gas • More favorable weather in 1Q 2014 vs. 1Q 2015 Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings • Power & Industrial Projects driven by strong performance across all business lines Corporate & Other • Timing of taxes Energy Trading • Recognition of stronger economic performance

• Overview • First Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 13

1Q 2014 1Q 2015 Cash From Operations $0.5 $0.8 Capital Spending (0.5) (0.7) Free Cash Flow $0.0 $0.1 Asset Sales - - Dividends (0.1) (0.1) Net Cash ($0.1) $0.0 Debt Financing: Issuances $0.2 $0.5 Redemptions (0.1) (0.5) Change in Debt $0.1 $0.0 DTE Energy First Quarter 2015 Cash Flow • Cash from operations improved due to performance at both the utilities and non- utilities • Capital expenditures higher due to increased investment at DTE Electric Drivers Cash Flow Summary 14 (billions)

DTE Energy First Quarter 2015 Capital Expenditures Drivers Capital Expenditures 15 1Q 2014 1Q 2015 DTE Electric Operational $308 $272 Environmental 41 38 Renewable Energy / New Generation 5 242 $354 $552 DTE Gas Operational $30 $44 Main Renewal / Meter Move Out / Pipeline Integrity 14 11 $44 $55 Non-Utility $102 $60 Total $500 $667• DTE Electric capital higher due to purchase of combustion turbine in 2015 • Non-utility capital lower due to completion of 2014 projects (millions)

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 • 2015 financing plan is on track ‒ Issued ~$200 million of equity YTD; targeting $800 to $900 million 2015 – 2017 ‒ DTE Electric issued $500 million of 30-year, 3.70% debt in March 2015 • Renewed revolving credit facilities in April 2015 ‒ Extended to April 2020 ‒ Increased $100 million to $1.9 billion ‒ $1.9 billion of available liquidity as of March 31, 2015 ** Funds from Operations (FFO) is calculated using operating earnings 16 51% 53% 2014 2015E 25% 21% 2014 2015E

• Overview • First Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 17

Summary * Reconciliation to GAAP reported earnings included in the appendix 18 • Strong first quarter performance • On track to meet our operating earnings* guidance and balance sheet metrics in 2015 • Expect constructive outcome in both Michigan’s energy policy reform and DTE’s regulatory filings • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 19 AGA conference presentation is May 18 at 9:45 AM PT With Steve Kurmas – President and COO Webcast access: www.dteenergy.com/investors

Appendix

First quarter 2015 operating earnings* variance (millions) 21 DTE Gas DTE Electric 1Q 2014 Weather Rate base O&M and Other 1Q 2015 1Q 2014 Weather Other 1Q 2015 $129 ($11) ($7) $111 $136 ($3) ($12) $136 $15 * Reconciliation to GAAP reported earnings included in the appendix

2015 Cash Flow and Capital Expenditure Guidance (billions) 22 Capital Expenditures Summary Cash Flow Summary (millions) 2014 2015 Actual Guidance Cash From Operations $1.8 $1.7 Capital Sending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 205 450 $1,561 $1,820 DTE Gas Operational $143 $200 81 80 $224 $280 Non-Utility $309 $400 - $500 Total $2,094 $2,500 - $2,600 Main renewal / Meter Move-out / Pipeline Integrity Renewable Energy / New Generation

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)



$12
$8
$20
1Q 2015 Operating Earnings*
Accounting Adjustments**
1Q 2015 Economic Net Income



$8
$2
$10
1Q 2014 Operating Earnings*
Accounting Adjustments**
1Q 2014 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings*

(millions, after-tax)

	1Q 2015	1Q 2014
Realized	$16	$15
Unrealized	8	6
O&M / Other	(12)	(13)
	$12	$8

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts primarily in our Gas Structured strategy

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs

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First Quarter 2015
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

1Q 2015 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 136	$ 111	$ 27	$ 33	$ (25)	$ 282	$ (9)	$ 273
Natural gas pipeline refund	-	-	-	-	-	-	(10)	(10)
Certain mark-to-market transactions	-	-	-	-	-	-	31	31
Operating Earnings	$ 136	$ 111	$ 27	$ 33	$ (25)	$ 282	$ 12	$ 294

1Q 2015 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.76	$ 0.62	$ 0.15	$ 0.19	$ (0.14)	$ 1.58	$ (0.05)	$ 1.53
Natural gas pipeline refund	-	-	-	-	-	-	(0.06)	(0.06)
Certain mark-to-market transactions	-	-	-	-	-	-	0.18	0.18
Operating Earnings	$ 0.76	$ 0.62	$ 0.15	$ 0.19	$ (0.14)	$ 1.58	$ 0.07	$ 1.65

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First Quarter 2014
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

1Q 2014 — **Net Income (millions)**

1Q 2014	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 136	$ 129	$ 21	$ 15	$ (17)	$ 284	$ 42	$ 326
NY state tax law change	-	-	-	-	8	8	-	8
Certain mark-to-market transactions	-	-	-	-	-	-	(34)	(34)
Operating Earnings	$ 136	$ 129	$ 21	$ 15	$ (9)	$ 292	$ 8	$ 300

1Q 2014 — **EPS**

1Q 2014	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.77	$ 0.73	$ 0.12	$ 0.08	$ (0.10)	$ 1.60	$ 0.24	$ 1.84
NY state tax law change	-	-	-	-	0.04	0.04	-	0.04
Certain mark-to-market transactions	-	-	-	-	-	-	(0.19)	(0.19)
Operating Earnings	$ 0.77	$ 0.73	$ 0.12	$ 0.08	$ (0.06)	$ 1.64	$ 0.05	$ 1.69

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2009 – 2014 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4	-	-	-	-	-	0.02	-	-	-	-	-
Settlement with Detroit Thermal	-	(3)	-	-	-	-	-	(0.02)	-	-	-	-
Fermi 1 asset retirement obligation	-	-	9	-	-	-	-	-	0.05	-	-	-
DTE Gas												
Performance excellence process	-	(20)	-	-	-	-	-	(0.12)	-	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Chrysler bad debt	1	-	-	-	-	-	0.01	-	-	-	-	-
General Motors bad debt	3	-	-	-	-	-	0.02	-	-	-	-	-
Coke oven gas settlement	-	-	-	7	-	-	-	-	-	0.04	-	-
Chicago Fuels terminal sale	-	-	-	2	-	-	-	-	-	0.01	-	-
Pet coke mill impairment	-	-	-	1	-	-	-	-	-	0.01	-	-
Asset impairment	-	-	-	-	4	-	-	-	-	-	0.02	-
Energy Trading												
Certain mark-to-market transactions	-	-	-	-	55	(102)	-	-	-	-	0.31	(0.57)
Corporate & Other												
Antrim hedge	3	-	-	-	-	-	0.01	-	-	-	-	-
Michigan corporate income tax adj.	-	-	(87)	-	-	-	-	-	(0.50)	-	-	-
Investment impairment	-	-	-	-	-	5	-	-	-	-	-	0.03
NY state tax law change	-	-	-	-	-	8	-	-	-	-	-	0.04
Unconventional Gas												
Discontinued operations	6	8	3	56	-	-	0.03	0.04	0.02	0.33	-	-
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

26

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 27